NUMBER
RMR03614

SHARES

RED MOUNTAIN RESOURCES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 75678V 10 4

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.00001 PAR VALUE EACH OF

RED MOUNTAIN RESOURCES, INC.

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

RED MOUNTAIN RESOURCES, INC.
CORPORATE
SEAL
2010
FLORIDA

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED:

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
44 WEST LANCASTER AVE., ARDMORE, PA 19003
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

© 1990 COLUMBIA FINANCIAL PRINTING CORP.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	- as tenants by the entireties		(Oust)	(Minor)
JTTEN	- as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act__________________________________
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,__________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________________Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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